Exhibit 25.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

41-1973763

I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Robert Gennari

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, NY 10005

Telephone (212) 361-6143

(Name, address and telephone number of agent for service)

HEALTH MANAGEMENT ASSOCIATES, INC.

(Exact name of obligor as specified in its charter)

Delaware	61-0963645
(State or other jurisdiction of incorporation or organization)	(I. R. S. Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500 Naples, Florida	34108-2710
(Address of principal executive offices)	(Zip Code)

Debt Securities

(Title of the indenture securities)

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

None.

Items 3-15. The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	A copy of the latest Report of Condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

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SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 29th day of March, 2006.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/ Michael C. Daly
Name:	Michael C. Daly
Title:	Authorized Agent

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Exhibit 7

U.S. Bank Trust National Association

Statement of Financial Condition

As of December 31, 2005

($000’s)

12/31/2005
Assets
Cash and Balances Due From Depository Institutions	$417,869
Fixed Assets	144
Intangible Assets	90,403
Other Assets	40,247

Total Assets	$548,663

Liabilities
Other Liabilities	$16,887

Total Liabilities	$16,887

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	24,844

Total Equity Capital	$531,776

Total Liabilities and Equity Capital	$548,663

To the best of the undersigned’s determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:	/S/ Thomas E. Tabor
Name:	Thomas E. Tabor
Title:	Vice President

Date: March 29, 2006

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